Plastic2Oil®

Investor Update
February 27, 2012

Converting waste plastic into
ultra-clean, ultra-low sulphur fuel.

JBI

Forward Looking Statements

This presentation contains statements, which may constitute "forward looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act. The Private Securities Litigation Reform Act of 1995 (PSLRA) implemented several significant substantive changes affecting certain cases brought under the federal securities laws, including changes related to pleading, discovery, liability, class representation and awards fees as of 1995. Those statements include statements regarding the intent, belief or current expectations of JBI, and members of its management as well as the assumptions on which such statements are based, including the expected timing of the Company's Form 10-K, execution of the proposed agreements described above and consummation of the transactions contemplated by such agreements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, but are not limited to: (1) JBI has a history of net losses, and may not be profitable in the future; (2) JBI may not be able to obtain necessary licenses, rights and permits required to develop or operate our Plastic2Oil business, and may encounter environmental or occupational, safety and health conditions or requirements that would adversely affect its business; and (3) JBI may experience delays in the commercial operations of its Plastic2Oil machines and there is no assurance that they can be operated profitably. For a more detailed discussion of such risks and other factors, see the Company's amended Annual Report on Form 10-K/A, filed on July 18, 2011, with the Securities and Exchange Commission, and its other SEC filings. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Plastic2Oil®

Investor Update
February 27, 2012

Converting waste plastic into ultra-clean, ultra-low sulphur fuel.

JBI

Upgraded NYSDEC Air Permit

NYSDEC Air Permit for the JBI, Inc. Niagara Falls facility upgraded in February 2012.


PARTMENT OF ENVIRONMENTAL CONSERVATION
NEW YORK STATE

Allowable throughput from 2,000 lbs/hour to 4,000 lbs/hour will effectively double the production capacity of each P2O processor.

P2O Processor Update



Overview

Recent upgrades to the process have resulted in an easy-to use, safe and efficient process with:

- ☐ Modular design of the components
- ☐ Increased through put rate for feedstock
- ☐ Ability to accept unshredded co-mingled plastics & metals
- ☐ Increased value of fuel output
- ☐ The ability to cater to specific fuel needs of customers
- ☐ Reduced stack emissions

P2O Processor Update



Pre-Melt Continuous Feed Process

The pre-melt system was a major breakthrough, resulting in:

- ☐ Greatly increased overall system performance
- ☐ Ability to accept a very wide range of feedstock
- ☐ Ability to separate and back out metals from the plastic
- ☐ Reduced petcoke production

Plastic2Oil®

P2O Processor Update



Pre-melt System

Improvements to the pre-melt system include:

- ☐ Elimination of external furnace
- ☐ Burner now built into pre-melt reactor
- ☐ Significantly reduced emissions

Plastic2Oil

P2O Processor Update



Improved Modular Design

Improved modular design of processor components has resulted in:

- ☐ Cost reductions from proprietary module designs
- ☐ Cost reductions resulting from economies of scale
- ☐ Easy assembly
- ☐ Increased operational ease and efficiencies

P2O Processor Update



Tower Design

One standardized tower capable of handling different fuels means:

- ☐ Additional cost reductions from economies of scale
- ☐ Failure protection – if one tower fails, the next one takes over
- ☐ Ability to switch quickly to type of fuel being produced
- ☐ Reduction of the quantity of fuel in the system at any given time
- ☐ Reduction in the amount of fuel in a gaseous state at any time

Plastic2Oil®

P2O Processor Update



Gas Compression System Eliminated

Further simplifies the process and increases safety through:

- ☐ No pressured gas
- ☐ No thermal oxidizers
- ☐ Elimination of any wasted product

P2O Processor Update


Plastic2Oil

Smaller Footprint

Reduced footprint and building space requirements for installation on partner properties

- ☐ 1,200 ft² (machine) with 3,000 ft² operating space
- ☐ 16 ft height

New footprint designed for 3 processors side-by-side in a linear format.

P2O Processor Update


Plastic2Oil



Increased Automation

Improvements in automation lead to:

- ☐ Improved process efficiencies
- ☐ Increased information to operators and a reduction in the potential for human error
- ☐ Improved safety – no time loss accident to date

Processor No. 2 Online



The P2O Processor 'Retail' Model

The Company has shifted from a pilot plant to a full-scale production plant with the processor No. 2 model that is:

- ☐ Replicable
- ☐ Manageable
- ☐ Deployable

Plastic Feedstock Update



Consumer Waste Plastic Film



Automotive Plastic #5



Gas Tanks & Wine Bags


CURWOOD

Food Containers

Landfill Bound Feedstock Supplies Are Free … and Seemingly Abundant

- ☐ Government organizations leading plastic waste producers to the Company
- ☐ No need to hire a sales force to source stock – keeping operational costs low

Plastic Feedstock To Pre-melt


Step 1
Step 2
Step 3

Infrastructure Upgrades



ONSITE STORAGE FACILITY

- 20,000 litres No. 6
- 25,000 litres Fuel No. 2
- 10,000 litres Naptha
- Future: Bottom loading rack to fill a tanker in 20 minutes vs. several hours



ON-SITE LABS

- Mobile lab, with $500,000 of fuel testing and lab equipment.
- Secondary lab inside plant

Infrastructure Upgrades



IT INFRASTRUCTURE

- ☐ Improved IT infrastructure
- ☐ Project management system



EXPANDED OFFICES & STAFF

- ☐ 3,000 ft^2 of office space
- ☐ Financial and accounting teams
- ☐ Engineers + Fabricators
- ☐ Support Staff

JBI

Plastic2Oil®

Infrastructure Upgrades



FABRICATON BUILDING

- ☐ On-site at Niagara Falls plant
- ☐ 7,200 ft^2
- ☐ Short-term use for manufacturer and assembly of processor No. 3
- ☐ Footprint for roll-out

Future Infrastructure Upgrades



HIGH SPEED TRUCK LOADING

- ☐ Addition of bottom loading rack to fill a tanker in 20 minutes vs. several hours



REACTIVATED RAIL SPUR

- ☐ Plan to refurbish and reactive existing rail spur at Niagara Falls site

JBI, Inc. Fuel Samples



Naphtha　　Fuel No. 2　　Fuel No. 6

* Samples drawn on February 27, 2012.

Fuel Sales: Pricing Component Comparison

	Naphtha / Gasoline	Fuel No. 2	Fuel No. 6
Distribution/Marketing Cost	High	Low	Low
Crude Oil Cost	JBI	JBI	JBI
Refinery Cost	JBI/Refinery	JBI	JBI
State Underground Storage Tank Fee	High	None	None
State & Local Sales Tax	High	None	None
Federal Excise Tax	High	Low	Lower
TOTAL GROSS PROFIT IMPACT (JBI)	~50%	~90%	~90%

Important: This chart provides a generalized overview of JBI, Inc fuel value and is not to be represented as a literal explanation.

Variable Fuel Production

The ability of the P2O processor to produce a range of fuels allows JBI, Inc. to adapt to changing fuel price environments in response to variables such as:

- ☐ Fuel price variations across different product lines
- ☐ Profit margin on specific fuel types
- ☐ Economic conditions
- ☐ Customer preferences & market demands
- ☐ Changing environmental legislations



$$$$$$$$

Sales & Distribution Update

1. Fuel Brokers
2. Fuel Retailers
3. Direct to End User

Sales & Distribution: Fuel Brokers


1

Agreement with Indigo Energy provides:

- ☐ Access to national distribution network
- ☐ Reduced HR infrastructure needs
- ☐ Simplification of business model


energy
Indigo

JBI

Sales & Distribution: Fuel Retailers

2

Agreement with XTR Energy provides:

- National distribution for gasoline
- Leverage for blending facility
- Green positioning in retail market


XTR
Energy Company Ltd.

JBI

Sales & Distribution: Direct To End User

3


Industry

Direct to end user agreements provide:

- ☐ Largest profit margin
- ☐ Opportunity for industry to ‘green’ with low-sulphur P2O fuels

Financing



Focus on Strategic Financing

The Company continues to consider various financing alternatives, including debt and equity and project financing

RockTenn Agreement


RockTenn

Continuing Progress

JBI, Inc. is working closely with RockTenn to expedite permitting of the initial joint site

Footprint for the Future


Feedstock


Processors


Fuel


JBI Community

Build Processors

Produce Fuel

Plastic2Oil®

Investor Update
February 27, 2012

Converting waste plastic into ultra-clean, ultra-low sulphur fuel.

JBI